INSTITUTIONAL
    FIDUCIARY
    TRUST

    Semi-Annual Report
    December 31, 1995

Franklin's IFT
Money Market Portfolio

Franklin Late Day
Money Market Portfolio

Franklin U.S. Government
Securities Money Market Portfolio

Franklin U.S. Treasury
Money Market Portfolio

Franklin U.S. Government Agency
Money Market Fund



Contents

Franklin's IFT Money Market Portfolio                  Page 4
Seeks high current income, consistent with capital preservation and liquidity.

Franklin Late Day Money Market Portfolio               Page 6
Seeks capital preservation and liquidity, while seeking high current income consistent with capital preservation and liquidity.

Franklin U.S. Government Securities
Money Market Portfolio                                 Page 8
Seeks capital preservation and liquidity while seeking high current income consistent with capital preservation and liquidity.

Franklin U.S. Treasury Money Market Portfolio          Page 10
Seeks as high a level of current income as is consistent with capital preservation and liquidity.

Franklin U.S. Government Agency Money Market Fund      Page 12
Seeks capital preservation and liquidity, while seeking high current income consistent with capital preservation and liquidity.

For a prospectus on one or more Franklin or Templeton funds, please contact a Franklin Templeton Institutional Services Representative, toll free, at 1-800/632-2000. A prospectus contains more complete information about a fund, including fees, charges and expenses. Be sure to read it carefully before investing or sending money.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



                                                               January 26, 1995


Dear Shareholder:

We are pleased to bring you the semi-annual report for Franklin's Institutional Fiduciary Trust (the Trust), covering the period ended December 31, 1995.

The Trust was developed specifically to meet the needs of institutional investors. Part of the $135 billion Franklin Templeton Group, the Trust consists of eight separate and distinct series. This report pertains to the following money market funds: Franklin's IFT Money Market Portfolio, Franklin Late Day Money Market Portfolio, Franklin U.S. Government Securities Money Market Portfolio, Franklin U.S. Treasury Money Market Portfolio, and Franklin U.S. Government Agency Money Market Fund. Each portfolio in the Trust has a unique composition designed to meet specific investor preferences.

After February 1995, the Federal Reserve Board increasingly relaxed monetary policy, which led to a slight decline in short-term interest rates. Continued sluggish economic growth only served to raise expectations of additional cuts, and consequently, money market fund yields trended slightly lower during the reporting period. Despite the changes in interest rates, our managers have steadfastly adhered to a disciplined investment strategy, which enables them to seek out attractive opportunities through a variety of market conditions. We believe this approach benefits our shareholders in the long run, and we will continue to employ this strategy going forward.

Thank you for your continued support of Franklin's Institutional Fiduciary Trust. We look forward to serving your investment needs in the months and years to come.

Sincerely,

Charles B. Johnson
Chairman of the Board

Overview of
the Economy

After seeing the slow growth of the first half of 1995, many feared that credit was too restrictive and that the economy was headed for a recession. The Federal Reserve Board appeared to concur, cutting the federal funds rate - the interest rate banks charge each other for overnight loans - by 25 basis points during its Federal Open Market Committee meeting in July. The economy's response was stronger than expected, with U.S. Gross Domestic Product (GDP) rising to a 4.2% annual growth rate in the third quarter. Not since 1994 had the economy achieved such solid growth; however, it proved to be unsustainable.

Signs that the economy was losing steam accumulated in the fourth quarter. The index of leading indicators declined steadily, while retail, home, and auto sales were sluggish, consumer spending was weak, inventory levels remained high, and manufacturing activity slowed. The Consumer Price Index and Producer Price Index-two primary indicators of inflation - suggested that there was little short-term threat from inflation. In response to the sluggish growth and lower-than-anticipated inflation, the Federal Reserve once again cut the federal funds rate by 25 basis points in December. Yet the easing surprised many veteran observers of monetary policy who believed that the Federal Reserve would await a federal budget compromise before lowering rates.

The economy continued to show signs of slowing as we entered the new year. Retail sales during the holiday period, for example, were anemic at best. Fear of unemployment as many corporations restructured, as well as residual credit card debt, apparently played an important role in restraining consumer spending. In addition to the stagnating economy, the political nature of the upcoming presidential election year led some observers to predict that the Federal Reserve would cut interest rates further, but there may be no action until the battle over the budget is resolved.



Note: On January 31, 1996, the Federal Reserve moved to cut interest rates following its Federal Open Market Committee meeting. The target federal funds rate was lowered 25 basis points to 5.25%, and the discount rate - the interest rate the district Federal Reserve banks charge member banks for short-term liquidity needs was also lowered 25 basis points to 5.00%.

Tom Runkel is a portfolio manager for Franklin's taxable money market funds. He joined Franklin in 1983 and served as an equity and money market trader from 1985 to 1989.

Mr. Runkel received a Bachelor of Science degree in political science from the University of California at Davis and a Master of Business Administration degree from Santa Clara University. He is a Chartered Financial Analyst (CFA).



Thomas J. Runkel, CFA
Portfolio Manager


Funds at a Glance
December 31, 1995




                                     Franklin     Franklin  U.S.       Franklin    Franklin  U.S.
                          Franklin    Late Day      Government      U.S. Treasury   Government
                        Money Market Money Market Securities Money   Money Market  Agency Money
                          Portfolio  Portfolio    Market Portfolio    Portfolio   Market Portfolio
Portfolios/Characteristics (#0140)    (#0141)     (#0142)                            (#0146)

  7-Day Current Yield1      5.59%      5.56%       5.52%                5.17%         5.20%

  Avg. Maturity            46 days    4 days      6 days               56 days       39 days

            Agencies                                                                      X

  Principal
  Holdings2

            Bas               X

            Cds               X

            CP                X

            Rps               X         X         X


            Treasuries        X         X         X                        X              X


1. Yield reflects the interest income per share earned by the fund's investments for the 7-day period, calculated as an annual percentage rate.

2. Each of the fund's or underlying portfolio's holdings will fluctuate as to the mix of approved investments or maturities. U.S. government securities owned by the funds or their underlying portfolios, or held under repurchase agreements, but not shares of the funds, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest.

Shares of the funds are not deposits or obligations of any bank or financial institution. They are not insured or guaranteed by any such institution, the FDIC, the U.S. government or any government agency, and involve investment risks, including possible loss of the principal amount invested.

Franklin's IFT Money

Market Portfolio
The investment objective for Franklin's IFT Money Market Portfolio (the Fund) is high current income, consistent with capital preservation and liquidity. It pursues this objective by investing all of its assets in The Money Market Portfolio (the Portfolio), which has an investment objective identical to the Fund's. The Portfolio, in turn, invests in various money market instruments, such as:

o U.S. government and federal agency obligations1
o Certificates of deposit
o Bankers' acceptances
o High grade commercial paper
o High grade short-term corporate obligations
o Repurchase agreements collateralized by U.S.
  government securities1


   The Money Market Portfolio
   Portfolio Composition as of December 31, 1995

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The money market securities in which the Portfolio invests are among the highest quality available. As such, the Portfolio does not invest in exotic derivatives or other potentially volatile securities that we think involve undue risk. Instead, we seek to provide shareholders with a high-quality, conservative investment. In addition, the Portfolio maintains an average weighted maturity of 90 days or less, which is relatively short and allows the Portfolio to adjust quickly to changing interest rates.

Through investing in a portfolio of high-quality, short-term securities, the Fund can provide a high level of credit safety combined with a stable net asset value.2 As a result, investors often use Franklin's IFT Money Market Portfolio for assets held in fiduciary, advisory and custodial capacities. The fund's competitive yield has also made it an attractive alternative cash management tool for corporations, banks, savings and loan associations and trust companies.3


Performance Summary

Falling interest rates were the primary reason for the decline in the 7-day current yield of Franklin's IFT Money Market Portfolio, from 5.97% on June 30, 1995, to 5.59% on December 31, 1995.4 In the first half of 1995, as interest rates began to drop, we lengthened the average maturity to lock in higher rates for as long as possible. When interest rates declined further in the second half of the year, we continued to invest in longer maturity money market securities with attractive yields relative to the overnight federal funds rate. We maintained a relatively long, 46-day weighted average maturity for the Fund on December 31, 1995, as compared with 27 days on December 31, 1994, when interest rates were higher.

Weekly 7-day yields for the reporting period are shown to the right. As you can see from the chart, Franklin's IFT Money Market Portfolio outperformed the IBC/Donoghue's Money Fund Averages/First-Tier Institutional-Only, yielding an average of 17 basis points above the benchmark.5 Of course, past performance cannot guarantee future results.

Franklin's IFT Money Market Porfolio
Weekly 7-Day Yields vs. IBC/Donoghue's
First-Tier Institutional-Only4,5
June 27, 1995 to December 26, 1995

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Performance Figures
Period ended December 31, 1995

7-Day Current Yield:4                      5.59%
7-Day Effective Yield:4                    5.75%
Average Weighted Maturity:                46 days

1. U.S. government securities owned by the Portfolio or held under repurchase agreement, but not shares of Franklin's IFT Money Market Portfolio, are guaranteed by the U.S. government as to the timely payment of principal and interest.

2. An investment in Franklin's IFT Money Market Portfolio is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no assurance that the $1.00 share price will be maintained.

3. Regulated investors should review their applicable investment restrictions to determine whether the Fund is a permissible investment.

4. Annualized and effective yields are for the 7-day period shown and reflect fluctuations in interest rates on portfolio investments, and Fund expenses. Past performance does not guarantee future results.

Franklin Advisers, Inc., the Fund's administrator and manager of the underlying portfolio, has agreed in advance to waive a portion of its management fees and make payments of certain other expenses to limit total operating expenses to no more than 0.20% per annum of average net assets. Without these reductions, the Fund's current and effective 7-day yields for the period would have been 5.56% and 5.71%, respectively. Franklin Advisers, Inc. may discontinue these arrangements at any time, upon notice to the Fund's Board of Trustees.

5. Source: Money Fund Report(R), December 29,
1995, #1046. As of December 26, 1995, there were 118 funds in this category.

Franklin Late Day
Money Market Portfolio

The Franklin Late Day Money Market Portfolio is managed for capital preservation and liquidity, while seeking high current income consistent with capital preservation and liquidity. It pursues this objective through investments in repurchase agreements collateralized by U.S. government securities, and in marketable securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.1 The Fund's portfolio composition as of December 31, 1995 is shown below.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The Franklin Late Day Money Market Portfolio allows investors to purchase and redeem shares each business day, up to 4:30 p.m. Eastern time/1:30 p.m. Pacific time. This feature gives our shareholders the opportunity to invest monies received late in the day and earn same-day dividends, rather than allow that money to remain idle overnight or over a weekend. Wen purchasing shares of the Fund, investors may also request next-day settlement exchanges to any of the other money market funds in the Trust.2

More importantly, the Fund offers investors this lateday convenience through a portfolio emphasizing high credit quality. In fact, the Franklin Late-Day Money Market Portfolio has earned the highest possible rating, "AAAm," by Standard & Poor's Corporation (S&P), an independent rating service.3

Performance Summary

Despite Federal Reserve action during the period, the Franklin Late Day Money Market Portfolio's yield remained relatively stable. The Fund's 7-day current yield on December 31, 1995 was 5.56%, which represented a 15 basis point decline from its 5.71% yield on June 30, 1995.4

In the first half of 1995, as interest rates began to drop, we lengthened the Fund's average maturity slightly when Treasury bills were attractive compared with the overnight federal funds rate. During the second half of the year, however, T-Bill rates declined significantly to the point where we felt that they were relatively unattractive. With overnight rates remaining near the federal funds rate of 5.75% during most of the reporting period, we found it advantageous to reinvest a larger percentage of the Fund's assets in overnight repurchase agreements, which have recently outperformed all segments of the T-Bill yield curve. Owing to this asset reallocation, the Fund's average maturity fell from 17 days on June 30, 1995, to 4 days on December 31, 1995.

Weekly 7-day yields for the reporting period are shown to the right. As you can see from the chart, Franklin's Late Day Money Market Portfolio outperformed the IBC/Donoghue's Money Fund Averages/Government-Only Institutional-Only, yielding an average of 15 basis points above the benchmark.5 Of course, past performance cannot guarantee future results.



Franklin Late Day Money Market Portfolio
Weekly 7-Day Yields vs. IBC/Donoghue's Government-Only, Institutional-Only4,5 June 27, 1995 to December 26, 1995

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Performance Figures
Period ended December 31, 1995

7-Day Current Yield:4                     5.56%
7-Day Effective Yield:4                   5.72%
Average Weighted Maturity:                4 days


1. U.S. government securities owned by the Fund or held under repurchase agreement, but not shares of the Fund, are guaranteed by the U.S. government as to the timely payment of principal and interest.

2. The exchange program may be modified or discontinued by the fund(s). Shareholders using timing services will be charged a $5 fee for each exchange. Certain funds do not permit timing accounts or there may be certain restrictions, as detailed in each fund's prospectus.

3. The rating reflects Standard & Poor's assessment of the overall credit quality of the Fund's portfolio, based primarily on the fund's stated investment objectives and policies. It considers, for example, the credit quality of portfolio investments and management. The rating does not reflect the yield or the market price of the Fund's shares nor approval by Standard & Poor's. The rating is subject to change.

4. Annualized and effective yields are for the 7-day period shown and reflect fluctuations in interest rates on portfolio investments, and Fund expenses. Past performance does not guarantee future results.

The Fund's manager has agreed in advance to waive a portion of its management fees and make payments of certain other expenses to limit total operating expenses to no more than 0.20% per annum of average net assets. Without these reductions, the Fund's current and effective 7-day yields for the period would have been 4.80% and 4.91%, respectively. The Fund's manager may discontinue these arrangements at any time, upon notice to the Fund's Board of Trustees.

5. Source: Money Fund Report(R), December 29, 1995, #1046. As of December 26, 1995, there were 152 funds in this category.

An investment in the Franklin Late Day Money Market Portfolio is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no assurance that the $1.00 share price will be maintained. Regulated investors should review their applicable investment restrictions to determine whether the Fund is a permissible investment.

Franklin
U.S. Government
Securities Money
Market Portfolio

The Franklin U.S. Government Securities Money Market Portfolio's investment objective is to earn high current income consistent with capital preservation and liquidity. It pursues this objective by investing all of its assets in shares of the U.S. Government Securities Money Market Portfolio (the Portfolio), which has an investment objective identical to the Fund's. The Portfolio, in turn, invests primarily in repurchase agreements collateralized by U.S. government securities, and in marketable securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.1 The Portfolio's composition as of December 31, 1995 is shown below.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The Fund was created to comply with the investment criteria of many state, county, and city governments. It may be an appropriate investment choice for government investors, corporations, banks, and savings and loan associations because of its history of principal stability and high degree of credit safety.2 In fact, its emphasis on high credit quality has helped the Fund earn the highest possible ratings: "AAAm" by Standard & Poor's Corporation and "Aaa" by Moody's Investors Service, two independent rating services.3


Performance Summary

Despite Federal Reserve action during the reporting period, the yield of the Franklin U.S. Government Securities Money Market Portfolio remained relatively stable. The Fund's 7-day current yield on December 31, 1995 was 5.52%, which represents a 27 basis point decline from its 5.79% yield on June 30, 1995.4

In the first half of 1995, as interest rates began to drop, we lengthened the Fund's average maturity slightly when Treasury bills were attractive compared with the overnight federal funds rate. During the second half of the year, however, Treasury bill rates declined significantly to the point where we felt that they were relatively unattractive. With overnight rates remaining near the federal funds rate of 5.75% during most of the reporting period, we found it advantageous to reinvest a larger percentage of the Fund's assets in overnight repurchase agreements, which have recently outperformed all segments of the Treasury bill yield curve. Owing to this asset reallocation, the Fund's average maturity fell from 31 days on June 30, 1995, to 6 days on December 31, 1995.4

Weekly 7-day yields for the reporting period are shown to the right. As you can see form the chart, Franklin's U.S. Government Securities Money Market Portfolio outperformed the IBC/Donogue's Money Market Fund Averages/Government-Only Instituional-Only, yielding an average of 20 basis points above the benchmark5. Of course, past performance cannot guarantee future results.


Franklin U.S. Government Securities
Money Market Portfolio

Weekly 7-Day Yields vs. IBC Donoghue's Government-Only,
Institutional-Only4,5 June 27, 1995 to December 26, 1995

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Performance Figures
Period ended December 31, 1995

7-Day Current Yield:4                     5.52%
7-Day Effective Yield:4                   5.67%
Average Weighted Maturity:                6 days

1. U.S. government securities owned by the underlying Portfolio or held under repurchase agreement, but not shares of the Franklin U.S. Government Securities Money Market Portfolio, are guaranteed by the U.S. government as to the timely payment of principal and interest.

2. Regulated investors should review their applicable investment restrictions to determine whether the Fund is a permissible investment.

3. The AAAm rating reflects Standard & Poor's assessment of the overall credit quality of the Portfolio, based primarily on the Portfolio's stated investment objectives and policies. It considers, for example, the credit quality of Portfolio investments and management. The rating does not reflect the yield or the market price of the Fund's shares nor approval by Standard & Poor's. The Aaa rating reflects Moody's assessment of the investment quality of shares in the Portfolio and factors in the Portfolio's investment objectives and policies, creditworthiness of the Portfolio's investments and management. Funds rated Aaa are judged to be of an investment quality similar to Aaa-rated fixed-income obligations, which indicates best quality. The rating does not consider the prospective performance of a fund with respect to appreciation, the volatility of net asset value, or yield and does not reflect approval by Moody's. Both ratings are subject to change.

4. Annualized and effective yields are for the 7-day period shown and reflect fluctuations in interest rates on portfolio investments, and Fund expenses. Past performance does not guarantee future results.

Franklin Advisers, Inc., the Fund's administrator and manager of the underlying portfolio, has agreed in advance to waive a portion of its management fees and make payments of certain other expenses to limit total operating expenses to no more than 0.20% per annum of average net assets. Without these reductions, the Fund's current and effective 7-day yields for the period would have been 5.48% and 5.63%, respectively. Franklin Advisers, Inc. may discontinue these arrangements at any time, upon notice to the Fund's Board of Trustees.

5. Source: Money Fund Report(R), December 29, 1995, #1046, IBC/Donoghue's Money Fund Averages(TM)/Government-Only, Institutional-Only. As of December 26, 1995, there were 152 funds in this category.


An investment in the Franklin U.S. Government Securities Money Market Portfolio is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no assurance that the $1.00 share price will be maintained.

Franklin
U.S. Treasury
Money Market Portfolio

The Franklin U.S. Treasury Money Market Portfolio seeks to earn a high level of current income, consistent with capital preservation and liquidity, by investing exclusively in U.S. Treasury securities, such as bills, notes and bonds.1 The Franklin U.S. Treasury Money Market Portfolio does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the federal government, or any other type of money market instrument. The Fund's composition as of December 31, 1995 is shown below.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The Franklin U.S. Treasury Money Market Portfolio provides institutional investors an opportunity to take advantage of high current yields, combined with the high degree of credit safety available from U.S. Treasury securities. Most investment experts consider U.S. Treasuries to be among the safest investments available in the marketplace.1 The high credit quality of these securities has earned the Franklin U.S. Treasury Money Market Portfolio the highest possible ratings: "AAAm-G," from Standard & Poor's Corporation and "Aaa" from Moody's Investors Service.2

In addition, the Franklin U.S. Treasury Money Market Portfolio may offer a tax advantage, since income from U.S. Treasuries, and therefore from the Fund, may be free of state and local income taxes for most investors. Investors may therefore earn a higher after-tax return from the portfolio than is available in a fully taxable money market account.3 Of course, all dividends paid out of U.S. government obligation interest are fully taxable for federal income tax purposes. Investors should consult with their own tax advisors for further information on specific state tax rules.

The Franklin U.S. Treasury Money Market Portfolio should be attractive to institutional investors seeking an economical and convenient means of investing in a professionally managed portfolio of high-quality, short-term government securities allowing them easy access to their money.


Performance Summary

Falling interest rates were the primary reason for the decline in the 7-day current yield of the Franklin U.S. Treasury Money Market Portfolio, from 5.52% on June 30, 1995, to 5.17% on December 31, 1995.4 In the first half of 1995, as interest rates began to drop, we lengthened the average maturity to lock in higher rates for as long as possible. When interest rates declined further in the second half of the year, we continued to invest in relatively longer maturity Treasury securities with attractive yields relative to the overnight federal funds rate. We maintained a relatively long, 56-day weighted average maturity for the Fund on December 31, 1995.

The graph to the right illustrates how the 7-day current yield for Franklin's U.S. Treasury Money Market Portfolio has performed versus IBC/Donoghue's Money Fund Averages/Government-Only, Institutional-Only for the six-month period ended December 26, 1995.5 Of course, past performance cannot guarantee future results.

Franklin U.S. Treasury Money Market Portfolio

Weekly 7-Day Yields vs. IBC/Donoghue's Government-Only, Institutional-Only4,5 June 27, 1995 to December 26, 1995

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Performance Figures
Period ended December 31, 1995

7-Day Current Yield:4                     5.17%
7-Day Effective Yield:4                   5.31%
Average Weighted Maturity:                56 days


1. U.S. Treasury securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to the timely payment of principal and interest.

2. The AAAm-G rating reflects Standard & Poor's assessment of the overall credit quality of the Fund's portfolio, based primarily on the Fund's stated investment objectives and policies. It considers, for example, the credit quality of portfolio investments and management. The rating does not reflect the yield or the market price of the Fund's shares nor approval by Standard & Poor's. The Aaa rating reflects Moody's assessment of the investment quality of shares in the Fund, and factors in the Fund's investment objectives and policies, creditworthiness of the fund's investments, and management. Funds rated Aaa are judged to be of an investment quality similar to Aaa-rated fixed-income obligations, which indicates best quality. The rating does not consider the prospective perform-ance of a fund with respect to appreciation, the volatility of net asset value, or yield and does not reflect approval by Moody's. Both ratings are subject to change.

3. Income is subject to federal income tax. Shareholders should consult their tax advisors regarding the applicability of state and local intangible property or income taxes to their shares in the Fund and to distributions received from the Fund.

4. Annualized and effective yields are for the 7-day period shown and reflect fluctuations in interest rates on portfolio investments, and Fund expenses. Past performance does not guarantee future results.

The Fund's manager has agreed in advance to waive a portion of its management fees and make payments of certain other expenses to limit total operating expenses to no more than 0.20% per annum of average net assets. Without these reductions, the Fund's current and effective 7-day yields for the period would have been 5.06% and 5.19%, respectively. The Fund's manager may discontinue these arrangements at any time, upon notice to the Fund's Board of Trustees.

5. Source: Money Fund Report(R), December 29, 1995, #1046, IBC/Donoghue's Money Fund Averages(TM)/Government-Only, Institutional-Only. As of December 26, 1995, there were 152 funds in this category.

An investment in the Franklin U.S. Treasury Money Market Portfolio is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no assurance that the $1.00 share price will be maintained. Regulated investors should review their applicable investment restrictions to determine whether the fund is a permissible investment.

Franklin U.S.
Government Agency Money Market Fund

The investment objective of the Franklin U.S. Government Agency Money Market Fund is to seek capital preservation and liquidity, while seeking high current income consistent with capital preservation and liquidity.

The Franklin U.S. Government Agency Money Market Fund invests only in U.S. government securities, which consist of marketable fixed, floating, and variable rate securities issued or guaranteed by the U.S. government, its agencies, or by various instrumentalities which have been established or sponsored by the U.S. government, such as:1

o Federal Farm Credit System

o Federal Home Loan Banks

o Student Loan Marketing Association

o Tennessee Valley Authority

o Federal Deposit Insurance Corporation

o Federal Intermediate Credit Bank

o Government Securities Administration

In addition, the Franklin U.S. Government Agency Money Market Fund may invest in direct obligations of the U.S. Treasury, which include U.S. Treasury bills, notes, and bonds.1 The fund does not invest in repurchase agreements or any other type of money market instruments. Its composition as of December 31, 1995 is shown below.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The Fund is designed for investors who want the credit safety of a government securities money market fund, but seek the higher yield potential of agency instruments. In certain states, income paid to shareholders from direct U.S. government obligations may also be exempt from state personal income tax. Of course, all income paid out of U.S. government obligation interest is fully taxable for federal income tax purposes. Investors should consult with their own tax advisors for further information on specific state tax rules.

Performance Summary

Falling interest rates were the primary reason for the decline in the 7-day current yield of the Franklin U.S. Government Agency Money Market Fund, from 5.62% on June 30, 1995, to 5.20% on December 31, 1995.4 In the first half of 1995, as interest rates began to drop, we lengthened the average maturity to lock in higher rates for as long as possible. When interest rates declined further in the second half of the year, we continued to invest in longer maturity agency instruments with attractive yields relative to the overnight federal funds rate. We maintained a relatively long, 39-day weighted average maturity for the Fund on December 31, 1995.

The graph to the right illustrates how the 7-day current yield for Franklin's U.S. Government Agency Money Market Fund has performed versus IBC/Donoghue's Money Fund Averages/Government-Only, Institutional-Only for the six-month period ended December 26, 1995.5 Of course, past performance cannot guarantee future results.

Franklin U.S. Government Agency
Money Market Fund

Weekly 7-Day Yields vs. IBC/Donoghue's
Government-Only, Institutional-Only2,3
June 27, 1995 to December 26, 1995

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Performance Figures
Period ended December 31, 1995


7-Day Current Yield:2                     5.20%
7-Day Effective Yield:2                   5.33%
Average Weighted Maturity:                39 days

1. Certain U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to the timely payment of principal and interest.

2. Annualized and effective yields are for the 7-day period shown and reflect fluctuations in interest rates on portfolio investments, and Fund expenses. Past performance does not guarantee future results.

The Fund's manager has agreed in advance to waive a portion of its management fees and make payments of certain other expenses to limit total operating expenses to no more than 0.45% per annum of average net assets. Without these reductions, the Fund's current and effective 7-day yields for the period would have been 5.16% and 5.29%, respectively. The Fund's manager may discontinue these arrangements at any time, upon notice to the Fund's Board of Trustees.

3. Source: Money Fund Report(R), December 29, 1995, #1046, IBC/Donoghue's Money Fund Averages(TM)/Government-Only, Institutional-Only. As of December 26, 1995, there were 152 funds in this category.

An investment in the Franklin U.S. Government Agency Money Market Fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no assurance that the $1.00 share price will be maintained. Regulated investors should review their applicable investment restrictions to determine whether the fund is a permissible investment.


INSTITUTIONAL FIDUCIARY TRUST

Statement of Investments in Securities and Net Assets, December 31, 1995 (unaudited)


                                                                                                                       Value
   Shares      Money Market Portfolio                                                                                (Note 1)
               Mutual Funds100.0%

 258,982,647   The Money Market Portfolio (Note 1) .............................................................   $258,982,647
                                                                                                                ---------------
                         Total Investments (Cost $258,982,647)  100.0% .........................................    258,982,647
                         Liabilities in Excess of Other Assets, Net ............................................        (26,339)
                                                                                                                ---------------
                         Net Assets  100.0% ....................................................................   $258,956,308
                                                                                                                ===============


At December 31, 1995, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.


                        The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST

Statement of Investments in Securities and Net Assets, December 31, 1995 (unaudited)


    Face                                                                                                               Value
   Amount      Franklin Late Day Money Market Portfolio                                                              (Note 1)
               aShort Term Investments101.9%

               Government Securities  3.0%
   $600,000    U.S. Treasury Bills, 6.27%, 01/11/96 (Cost $599,116) ............................................      $ 599,116
                                                                                                                ---------------
               bReceivables from Repurchase Agreements  98.9%
    680,000    BA Securities, Inc., 5.75%, 01/02/96, (Maturity Value $700,447)
                Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 ...............................................        700,000
    663,000    Barclays de Zoete Wedd Securities, Inc., New York, 5.50%, 01/02/96, (Maturity Value $700,428)
                Collateral: U.S. Treasury Notes, 7.125%, 09/30/99 ..............................................        700,000
  3,480,000    Bear Stearns & Co., Inc., 5.80%, 01/02/96, (Maturity Value $3,502,256)
                Collateral: U.S. Treasury Notes, 6.50%, 04/30/97 ...............................................      3,500,000
    675,000    Chase Securities, Inc., 5.55%, 01/02/96, (Maturity Value $700,432)
                Collateral: U.S. Treasury Notes, 7.125%, 10/15/98 ..............................................        700,000
    680,000    Citicorp Securities, Inc., 5.85%, 01/02/96, (Maturity Value $700,455)
                Collateral: U.S. Treasury Notes, 6.125%, 07/31/00 ..............................................        700,000
    685,000    Fuji Securities, Inc., 5.90%, 01/02/96, (Maturity Value $700,459)
                Collateral: U.S. Treasury Notes, 6.50%, 08/15/97 ...............................................        700,000
    640,000    Lehman Brothers, Inc., 5.85%, 01/02/96, (Maturity Value $700,455)
                Collateral: U.S. Treasury Notes, 7.75%, 01/31/00 ...............................................        700,000
    705,000    Merrill Lynch Government Securities, Inc., 5.50%, 01/02/96, (Maturity Value $700,428)
                Collateral: U.S. Treasury Notes, 5.625%, 10/31/97 ..............................................        700,000
      7,129    cJ.P. Morgan Securities, Inc., 3.98%, 01/02/96, (Maturity Value $7,126) .........................          7,123
  8,380,000    J.P. Morgan Securities, Inc., 5.70%, 01/02/96, (Maturity Value $8,385,307)
                Collateral: U.S. Treasury Bills, 08/22/96 ......................................................      8,380,000
    675,000    Morgan Stanley & Co., Inc., 5.87%, 01/02/96, (Maturity Value $700,457)
                Collateral: U.S. Treasury Notes, 7.125%, 10/15/98 ..............................................        700,000
    695,000    Nomura Securities International, Inc., 5.85%, 01/02/96, (Maturity Value $700,455)
                Collateral: U.S. Treasury Notes, 5.50%, 07/31/97 ...............................................        700,000
    645,000    SBC Capital Markets, Inc., 5.85%, 01/02/96, (Maturity Value $700,455)
                Collateral: U.S. Treasury Notes, 8.00%, 01/15/99 ...............................................        700,000
    695,000    UBS Securities, Inc., 5.80%, 01/02/96, (Maturity Value $700,451)
                Collateral: U.S. Treasury Notes, 5.625%, 01/31/98 ..............................................        700,000
                                                                                                                ---------------
                     Total Receivables from Repurchase Agreements (Cost $19,587,123) ...........................     19,587,123
                                                                                                                ---------------
                         Total Investments (Cost $20,186,239)  101.9% ..........................................     20,186,239
                         Liabilities in Excess of Other Assets, Net  (1.9)% ....................................       (381,603)
                                                                                                                ---------------
                         Net Assets  100.0% ....................................................................    $19,804,636
                                                                                                                ===============


At December 31, 1995, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.


aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
bFace amount for repurchase agreements is for the underlying collateral.
cSee Note 1(f) regarding sweep repurchase agreement.

                        The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST

Statement of Investments in Securities and Net Assets, December 31, 1995 (unaudited)


                                                                                                                       Value
   Shares      Franklin U.S. Government Securities Money Market Portfolio                                            (Note 1)
               Mutual Funds100.0%

 208,508,416   The U.S. Government Securities Money Market Portfolio (Note 1) .................................    $208,508,416
                                                                                                                ---------------
                         Total Investments (Cost $208,508,416)  100.0% ........................................     208,508,416
                         Liabilities in Excess of Other Assets, Net ...........................................          (3,865)
                                                                                                                ---------------
                         Net Assets 100.0% ....................................................................    $208,504,551
                                                                                                                ===============


At December 31, 1995, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.

                        The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST

Statement of Investments in Securities and Net Assets, December 31, 1995 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin U.S. Treasury Money Market Portfolio                                                        (Note 1)
                aShort Term Investments100.3%

 $ 9,070,000    U.S. Treasury Bills, 5.275%, 01/04/96 .........................................................     $ 9,066,013
  20,425,000    U.S. Treasury Bills, 6.27%, 01/11/96 ..........................................................      20,395,000
  14,540,000    U.S. Treasury Bills, 5.365%, 01/18/96 .........................................................      14,503,861
  14,700,000    U.S. Treasury Bills, 5.225%, 01/25/96 .........................................................      14,647,227
   9,000,000    U.S. Treasury Bills, 5.415%, 02/01/96 .........................................................       8,958,602
  18,500,000    U.S. Treasury Bills, 6.21%, 02/08/96 ..........................................................      18,396,972
  19,620,000    U.S. Treasury Bills, 5.47%, 02/15/96 ..........................................................      19,488,976
  12,770,000    U.S. Treasury Bills, 5.34%, 02/22/96 ..........................................................      12,674,148
  17,130,000    U.S. Treasury Bills, 5.28%, 02/29/96 ..........................................................      16,984,552
  18,970,000    U.S. Treasury Bills, 5.945%, 03/07/96 .........................................................      18,791,132
  10,950,000    U.S. Treasury Bills, 5.295%, 03/14/96 .........................................................      10,836,862
  10,000,000    U.S. Treasury Bills, 5.095%, 03/21/96 .........................................................       9,886,778
   6,540,000    U.S. Treasury Bills, 5.375%, 03/28/96 .........................................................       6,460,837
   3,000,000    U.S. Treasury Bills, 5.30%, 04/18/96 ..........................................................       2,952,300
   3,000,000    U.S. Treasury Bills, 5.20%, 05/02/96 ..........................................................       2,947,133
   3,000,000    U.S. Treasury Bills, 5.25%, 05/16/96 ..........................................................       2,940,500
   3,000,000    U.S. Treasury Bills, 5.205%, 05/30/96 .........................................................       2,934,875
   3,000,000    U.S. Treasury Bills, 5.20%, 06/06/96 ..........................................................       2,931,966
   3,000,000    U.S. Treasury Bills, 5.65%, 06/20/96 ..........................................................       2,927,825
   3,000,000    U.S. Treasury Bills, 4.90%, 06/27/96 ..........................................................       2,927,317
                                                                                                                ---------------
                          Total Investments (Cost $201,652,876)  100.3% .......................................     201,652,876
                          Liabilities in Excess of Other Assets, Net  (.3)% ...................................        (591,588)
                                                                                                                ---------------
                          Net Assets  100.0% ..................................................................    $201,061,288
                                                                                                                ===============


At December 31, 1995, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.

aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.

                        The accompanying notes are an integral part of these financial statements.



INSTITUTIONAL FIDUCIARY TRUST

Statement of Investments in Securities and Net Assets, December 31, 1995 (unaudited)


    Face                                                                                                                Value
   Amount      Franklin U.S. Government Agency Money Market Fund                                                      (Note 1)
               aU.S. Government Agencies 94.9%

 $2,000,000    Federal Farm Credit Discount Notes, 5.64%, 01/02/96 .............................................    $ 1,999,687
  3,000,000    Federal Farm Credit Discount Notes, 5.58%, 01/03/96 .............................................      2,999,070
  3,500,000    Federal Farm Credit Discount Notes, 5.60%, 01/03/96 .............................................      3,498,911
  2,000,000    Federal Farm Credit Discount Notes, 5.57%, 01/04/96 .............................................      1,999,072
  7,500,000    Federal Farm Credit Discount Notes, 5.60%, 01/04/96 .............................................      7,496,500
  2,000,000    Federal Farm Credit Discount Notes, 5.61%, 01/05/96 .............................................      1,998,753
  1,250,000    Federal Farm Credit Discount Notes, 5.55%, 01/08/96 .............................................      1,248,651
    480,000    Federal Farm Credit Discount Notes, 5.56%, 01/08/96 .............................................        479,481
  1,125,000    Federal Farm Credit Discount Notes, 5.59%, 01/08/96 .............................................      1,123,777
  2,000,000    Federal Farm Credit Discount Notes, 5.63%, 01/12/96 .............................................      1,996,560
  4,500,000    Federal Farm Credit Discount Notes, 5.62%, 01/18/96 .............................................      4,488,057
  4,000,000    Federal Farm Credit Discount Notes, 5.40%, 02/20/96 .............................................      3,970,000
  1,000,000    Federal Home Loan Bank Discount Notes, 5.67%, 01/08/96 ..........................................        998,897
  2,000,000    Federal Home Loan Bank Discount Notes, 5.58%, 01/09/96 ..........................................      1,997,520
  1,000,000    Federal Home Loan Bank Discount Notes, 5.56%, 01/10/96 ..........................................        998,610
  1,000,000    Federal Home Loan Bank Discount Notes, 5.50%, 01/12/96 ..........................................        998,320
  3,000,000    Federal Home Loan Bank Discount Notes, 5.57%, 01/17/96 ..........................................      2,992,573
    945,000    Federal Home Loan Bank Discount Notes, 5.58%, 01/19/96 ..........................................        942,364
  2,800,000    Federal Home Loan Bank Discount Notes, 5.54%, 01/22/96 ..........................................      2,790,951
  1,000,000    Federal Home Loan Bank Discount Notes, 5.54%, 01/25/96 ..........................................        996,307
  2,000,000    Federal Home Loan Bank Discount Notes, 5.58%, 01/25/96 ..........................................      1,992,560
  1,500,000    Federal Home Loan Bank Discount Notes, 5.57%, 01/29/96 ..........................................      1,493,502
  2,275,000    Federal Home Loan Bank Discount Notes, 5.55%, 02/01/96 ..........................................      2,264,128
  3,220,000    Federal Home Loan Bank Discount Notes, 5.54%, 02/05/96 ..........................................      3,202,657
  1,000,000    Federal Home Loan Bank Discount Notes, 5.56%, 02/05/96 ..........................................        994,594
  2,000,000    Federal Home Loan Bank Discount Notes, 5.52%, 02/12/96 ..........................................      1,987,120
  3,500,000    Federal Home Loan Bank Discount Notes, 5.54%, 02/16/96 ..........................................      3,475,224
  1,000,000    Federal Home Loan Bank Discount Notes, 5.40%, 02/22/96 ..........................................        992,200
  2,500,000    Federal Home Loan Bank Discount Notes, 5.51%, 02/22/96 ..........................................      2,480,103
  3,700,000    Federal Home Loan Bank Discount Notes, 5.53%, 02/28/96 ..........................................      3,667,035
  2,000,000    Federal Home Loan Bank Discount Notes, 5.33%, 03/20/96 ..........................................      1,976,607
  8,000,000    Federal Home Loan Bank Discount Notes, 5.32%, 03/22/96 ..........................................      7,904,240
  5,000,000    Federal Home Loan Bank Discount Notes, 5.23%, 04/23/96 ..........................................      4,917,918
                                                                                                                ---------------
                     Total U.S. Government Agencies (Cost $83,361,948) .........................................     83,361,948
                                                                                                                ---------------
               aGovernment Securities  5.2%
  4,565,000    U.S. Treasury Bills, 5.225% - 5.945%, 01/04/96 - 06/20/96 (Cost $4,526,023) .....................      4,526,023
                                                                                                                ---------------
                         Total Investments (Cost $87,887,971)  100.1% ..........................................     87,887,971
                         Liabilities in Excess of Other Assets, Net  (.1)% .....................................        (44,840)
                                                                                                                ---------------
                         Net Assets  100.0% ....................................................................    $87,843,131
                                                                                                                ===============


At December 31, 1995, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.


aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.

                        The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL FIDUCIARY TRUST

Financial Statements

Statements of Assets and Liabilities
December 31, 1995 (unaudited)

                                                                         Franklin      Franklin       Franklin       Franklin
                                                             Money       Late Day   U.S. Government U.S. Treasury U.S. Government
                                                            Market     Money MarketSecurities Money Money Market   Agency Money
                                                           Portfolio     Portfolio Market Portfolio   Portfolio     Market Fund
                                                          ----------     ---------    -----------    ----------     ----------
Assets:
 Investments in securities, at value and cost..........  $258,982,647    $ 599,116    $208,508,416  $201,652,876     $87,887,971
 Receivables from repurchase agreements, at value and
 cost..................................................            --   19,587,123              --            --              --
 Cash..................................................            --           --              --        31,831           9,548
 Receivables:
  Capital shares sold..................................            --           --              --           505              --
  Interest.............................................            --        9,363              --            --              --
  From affiliates (Notes 6)............................            --       15,574           1,900        28,465              --
 Unamortized organization costs (Note 2)...............            --           --              --            --           3,472
                                                          ----------     ---------    -----------    ----------     ----------
      Total assets.....................................   258,982,647   20,211,176     208,510,316   201,713,677      87,900,991
                                                          ----------     ---------    -----------    ----------     ----------
Liabilities:
 Payables:
  Management fees......................................            --        5,761              --        26,344          10,453
  Administration fees..................................         3,664           --              --            --              --
  Capital shares repurchased...........................            --      128,475              --       617,497              --
  Distribution fees....................................            --           --              --            --          19,347
  Shareholder servicing costs..........................        17,872          159           5,612         7,179              --
  Distributions to shareholders........................           111           --             153           192               5
 Accrued expenses and other liabilities................         4,692           --              --         1,177          28,055
 Bank overdraft........................................            --      272,145              --            --              --
                                                          ----------     ---------    -----------    ----------     ----------
      Total liabilities................................        26,339      406,540           5,765       652,389          57,860
                                                          ----------     ---------    -----------    ----------     ----------
Net assets, at value...................................  $258,956,308  $19,804,636    $208,504,551  $201,061,288     $87,843,131
                                                          ==========     =========    ===========    ==========     ==========
Shares outstanding.....................................   258,956,308   19,804,636     208,504,551   201,061,288      87,843,131
                                                          ==========     =========    ===========    ==========     ==========
Net asset value per share..............................         $1.00        $1.00           $1.00         $1.00           $1.00
                                                          ==========     =========    ===========    ==========     ==========



                        The accompanying notes are an integral part of these financial statements.

Statements of Operations
for the six months ended December 31, 1995 (unaudited)

                                                                          Franklin      Franklin       Franklin      Franklin
                                                               Money      Late Day   U.S. Government U.S. TreasuryU.S. Government
                                                              Market    Money MarketSecurities Money Money Market  Agency Money
                                                             Portfolio    Portfolio Market Portfolio   Portfolio    Market Fund
                                                             ---------    ---------    -----------     ---------    ----------
Investment income:
 Dividends................................................  $8,373,983         $ --      $6,966,557       $   --         $   --
 Interest.................................................          --      596,546              --    5,210,665      1,628,607
                                                             ---------    ---------    -----------     ---------    ----------
      Total income........................................   8,373,983      596,546       6,966,557    5,210,665      1,628,607
                                                             ---------    ---------    -----------     ---------    ----------
Expenses:
 Management fees (Note 6).................................          --       65,044              --      235,504         42,754
 Administration fees (Note 6).............................      73,035           --          61,901           --             --
 Distribution fees (Note 6)...............................          --           --              --           --         59,802
 Shareholder servicing costs (Note 6).....................      15,000          366           5,985        8,748            330
 Professional fees........................................      14,368        1,380          10,462        7,532          4,311
 Registration fees........................................      12,066        3,528          11,125        8,248         19,268
 Reports to shareholders..................................       4,936          895           2,981        5,191          2,942
 Custodian fees...........................................          --        2,765              --        1,798          3,921
 Trustees' fees and expenses..............................       3,803          574           2,918        7,337          1,788
 Amortization of organization costs (Note 2)..............          --           --              --           --            564
 Others...................................................       2,147       11,467           3,548       10,768          1,965
 Expenses waived/assumed by Manager (Note 6)..............     (75,407)     (66,972)        (61,550)    (112,514)       (19,112)
                                                             ---------    ---------    -----------     ---------    ----------
      Total expenses......................................      49,948       19,047          37,370      172,612        118,533
                                                             ---------    ---------    -----------     ---------    ----------
       Net investment income..............................   8,324,035      577,499       6,929,187    5,038,053      1,510,074
                                                             ---------    ---------    -----------     ---------    ----------
Net realized gain (loss) on investments...................          --          (10)             --        1,577            226
                                                             ---------    ---------    -----------     ---------    ----------
Net increase in net assets resulting from operations......  $8,324,035     $577,489      $6,929,187   $5,039,630     $1,510,300
                                                             =========    =========    ===========     =========    ==========


                        The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
for the six months ended December 31, 1995 (unaudited) and the year ended June 30, 1995

                                                                           Franklin Late Day         Franklin U.S. Government
                                          Money Market Portfolio        Money Market Portfolio   Securities Money Market Portfolio
                                           ---------------------        ----------------------        ----------------------
                                        Six months        Year        Six months        Year         Six months        Year
                                      ended 12/31/95 ended 06/30/95 ended 12/31/95 ended 06/30/95  ended 12/31/95 ended 06/30/95
                                        ----------     ----------     ----------     -----------     -----------    ----------
Increase (decrease) in net assets:
Operations:
 Net investment income...............   $ 8,324,035   $ 13,288,573     $ 577,499    $ 1,655,541      $ 6,929,187   $ 14,715,535
 Net realized gain (loss) from
 securities transactions.............            --             --           (10)           129               --             --
                                        ----------     ----------     ----------     -----------     -----------    ----------
      Net increase in net assets
 resulting from operations...........     8,324,035     13,288,573       577,489      1,655,670        6,929,187     14,715,535
Distributions to shareholders from
 undistributed net investment income.    (8,324,035)   (13,288,573)     (577,489)a   (1,655,670)b     (6,929,187)   (14,715,535)
Increase (decrease) in net assets from
 capital share transactions (Note 3).   (13,190,394)    53,892,705    (5,004,710)   (35,489,308)    (126,325,758)   116,283,327
                                        ----------     ----------     ----------     -----------     -----------    ----------
      Net increase (decrease) in net
 assets..............................   (13,190,394)    53,892,705    (5,004,710)   (35,489,308)    (126,325,758)   116,283,327
Net assets (there is no undistributed
 net investment income at beginning
 or end of the period):
  Beginning of period................   272,146,702    218,253,997    24,809,346     60,298,654      334,830,309    218,546,982
                                        ----------     ----------     ----------     -----------     -----------    ----------
  End of period......................  $258,956,308   $272,146,702   $19,804,636    $24,809,346     $208,504,551   $334,830,309
                                        ==========     ==========     ==========     ===========     ===========    ==========


                                                                                                              Franklin
                                                                         Franklin U.S. Treasury        U.S. Government Agency
                                                                         Money Market Portfolio           Money Market Fund
                                                                         ----------------------         --------------------
                                                                       Six months         Year        Six months        Year
                                                                     ended 12/31/95  ended 06/30/95 ended 12/31/95 ended 06/30/95
                                                                       -----------     -----------    ----------     ----------
Increase (decrease) in net assets:
Operations:
 Net investment income..............................................   $ 5,038,053   $ 11,171,262    $ 1,510,074      $ 763,361
 Net realized gain from securities transactions.....................         1,577          5,063            226            279
                                                                       -----------     -----------    ----------     ----------
      Net increase in net assets resulting from operations..........     5,039,630     11,176,325      1,510,300        763,640
Distributions to shareholders from undistributed net investment income  (5,039,630)c  (11,176,325)d   (1,510,300)e     (763,640)f
Increase in net assets from capital share transactions (Note 3).....       125,874      5,800,828     53,558,579     29,219,231
                                                                       -----------     -----------    ----------     ----------
      Net increase in net assets....................................       125,874      5,800,828     53,558,579     29,219,231
Net assets (there is no undistributed net investment income at beginning or end of the period):
  Beginning of period...............................................   200,935,414    195,134,586     34,284,552      5,065,321
                                                                       -----------     -----------    ----------     ----------
  End of period.....................................................  $201,061,288   $200,935,414    $87,843,131    $34,284,552
                                                                       ===========     ===========    ==========     ==========

aDistributions were decreased by a net realized loss from security transactions of $10.
bDistributions were increased by a net realized gain from security transactions of $129.
cDistributions were increased by a net realized gain from security transactions of $1,577.
dDistributions were increased by a net realized gain from security transactions of $5,063.
eDistributions were increased by a net realized gain from security transactions of $226.
fDistributions were increased by a net realized gain from security transactions of $279.

                        The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Institutional Fiduciary Trust (the Trust) is a diversified, open-end management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently consists of eight separate and distinct Funds. These financial statements pertain only to the five money market portfolios (the Funds). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate and distinct investment portfolio.

The Institutional Fiduciary Trust's Money Market Portfolio (Money
Market Fund) and Franklin U.S. Government Securities Money Market Portfolio (U.S. Government Fund) invest substantially all of their assets in The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio, respectively. Both are no-load, open-end, diversified management investment companies having the same investment objective as the Money Market Fund and U.S. Government Fund. The financial statements of The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio, including the Statements of Investments in Securities and Net Assets, are included elsewhere in this report and should be read in conjunction with the financial statements of the Money Market Fund and U.S. Government Fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Securities in the Franklin Late Day Money Market Portfolio, the Franklin U.S. Treasury Money Market Portfolio, and the Franklin U.S. Government Agency Money Market Fund are valued at amortized cost, which approximates value. Each of these Funds must maintain a dollar weighted average maturity of 90 days or less and only purchase instruments having remaining maturities of 397 days or less. If the Fund has a remaining weighted average maturity of greater than 90 days, the portfolio will be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, within the range of the most recent quoted bid and asked prices. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00.

The Money Market Fund and the U.S. Government Fund hold Portfolio shares that are valued at their proportionate interest in the net asset value of The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio (the Portfolios), respectively. As of December 31, 1995, the Money Market Fund owns 19.20% of The Money Market Portfolio and the U.S. Government Fund owns 64.07% of The U.S. Government Securities Money Market Portfolio.

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Net investment income includes income, calculated on an accrual basis, amortization of original issue and market discount or premium, if any, and estimated expenses which are accrued daily. The total available for distributions is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and changes in unrealized portfolio appreciation or depreciation, if any.

Distributions are normally declared each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above), and are payable to shareholders of record as of the close of business that day. Such distributions are automatically reinvested monthly in additional shares of these Funds at net asset value.

e. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Repurchase Agreements:

The Franklin Late Day Money Market Portfolio may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1995, all outstanding repurchase agreements held by the Franklin Late Day Money Market Portfolio had been entered into on December 29, 1995.

The Franklin Late Day Money Market Portfolio may enter into a sweep agreement with its custodian bank. In a sweep, the excess cash in the Fund's demand deposit account at the end of the day is invested overnight in a U.S. Government-backed repurchase agreement with Morgan Guaranty Trust Company of New York. Funds are returned to the Fund's demand deposit account as the first transaction of the next business day.

2. ORGANIZATION COSTS

The organization costs of the Franklin U.S. Government Agency Money Market Fund are amortized on a straight line basis over a period of five years from the effective date of registration under the Securities Act of 1933. In the event that Franklin Resources, Inc. (Resources), which was the sole shareholder prior to the effective date redeems its initial shares within the five-year period, the pro rata share of the then-unamortized deferred organization cost will be deducted from the redemption price paid to Resources. New investors purchasing shares of the Fund subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income.

3. TRUST SHARES

At June 30, 1995, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in the Funds at $1.00 per share for the six months ended December 31, 1995 and the year ended June 30, 1995 were as follows:

                                                                                   Franklin                          Franklin
                                                   Money          Franklin      U.S. Government    Franklin U.S.  U.S. Government
                                                  Market       Late Day Money  Securities Money   Treasury Money   Agency Money
                                                 Portfolio    Market Portfolio Market Portfolio  Market Portfolio   Market Fund
                                               ------------     ------------     ------------      ------------     -----------
Six months ended December 31, 1995
 Shares sold...............................  $ 1,303,574,069    $ 410,570,929     $ 596,772,521    $ 254,888,309   $124,860,307
 Shares issued in reinvestment of distributions    3,479,655          312,720         4,437,088       1,569,269       1,499,529
 Shares redeemed...........................   (1,315,088,828)    (414,248,177)     (681,595,397)    (256,821,991)   (72,801,257)
 Changes from exercise of exchange privilege:
  Shares sold..............................        1,930,419           18,177        46,081,278        1,018,464             --
  Shares redeemed..........................       (7,085,709)      (1,658,359)      (92,021,248)        (528,177)            --
                                               ------------     ------------     ------------      ------------     -----------
Net increase (decrease)....................   $  (13,190,394)    $ (5,004,710)  $  (126,325,758)       $ 125,874    $53,558,579
                                               ============     ============     ============      ============     ===========
Year ended June 30, 1995
 Shares sold...............................  $ 1,892,917,249   $1,675,115,437    $2,601,828,262   $1,003,107,737    $51,859,383
 Shares issued in reinvestment of distributions    7,436,624        1,149,078         9,481,867        5,715,958        758,682
 Shares redeemed...........................   (1,855,231,466)  (1,711,309,313)   (2,517,268,666)  (1,007,980,367)   (24,014,554)
 Changes from exercise of exchange privilege:
  Shares sold..............................       68,208,550           21,909       280,037,259        5,822,818        671,351
  Shares redeemed..........................      (59,438,252)        (466,419)     (257,795,395)        (865,318)       (55,631)
                                               ------------     ------------     ------------      ------------     -----------
Net increase (decrease)....................     $ 53,892,705    $ (35,489,308)    $ 116,283,327      $ 5,800,828   $ 29,219,231
                                               ============     ============     ============      ============     ===========


4. CAPITAL LOSS CARRYOVERS

At June 30, 1995, for tax purposes, the Funds had accumulated net capital loss carryovers as follows:

                                                       Franklin     Franklin U.S.
                                                    Late Day Money Treasury Money
                                                   Market PortfolioMarket Portfolio
                                                      ----------     ----------
Capital loss carryovers
 Expiring in: 2000.................................       $6,834       $    --
              2001.................................        2,062            --
              2002.................................           --         2,347
                                                      ----------     ----------
                                                          $8,896        $2,347
                                                      ==========     ==========

For tax purposes, the aggregate cost of securities are the same as for financial statement purposes at December 31, 1995.

5. PURCHASES AND SALES OF SECURITIES

                                                                                       Franklin                      Franklin
                                                          Money        Franklin     U.S. Government Franklin U.S. U.S. Government
                                                         Market     Late Day Money Securities MoneyTreasury Money  Agency Money
                                                        Portfolio  Market PortfolioMarket PortfolioMarket Portfolio Market Fund
                                                       ----------     ----------      -----------    ----------     -----------
Aggregate purchases and sales/maturities of securities
 for the six months ended December 31, 1995 were
 as follows:
  Purchases.........................................  $754,280,801  $2,414,755,513    $428,420,555   $591,176,701   $227,962,654
                                                       ==========     ==========      ===========    ==========     ===========
  Sales.............................................  $767,441,273  $2,419,370,627    $554,902,342   $591,254,769   $174,724,425
                                                       ==========     ==========      ===========    ==========     ===========

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Under the terms of the administration agreement with the Money Market Fund and the U.S. Government Fund, Franklin Advisers, Inc. (Advisers) provides various administrative, statistical, and other services, and receives fees computed monthly based on each Fund's average daily net assets at an annualized rate of
0.050 of 1%.

Advisers serves as the manager for the Franklin Late Day Money Market Portfolio, and receives fees computed daily based on an annualized rate of 0.625 of 1% of the first $100 million of net assets, 0.050 of 1% of net assets in excess of $100 million up to and including $250 million and 0.450 of 1% of net assets over $250 million. Advisers also serves as the manager for the Franklin U.S. Treasury Money Market Portfolio and the Franklin U.S. Government Agency Money Market Fund and receives a daily fee computed at an annual rate of 0.250 of 1% and 0.150 of 1%, respectively, based on the average daily net assets of each Fund.

The terms of the administration and management agreements provide that aggregate annual expenses of each Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which each Fund's shares are registered. The Funds' expenses did not exceed these limitations; however, for the six months ended December 31, 1995, Advisers agreed in advance to pay other expenses in the aggregate amount of $23,952 and to waive management and administration fees for the Funds as follows:

                                                                                       Franklin                      Franklin
                                                              Money     Franklin    U.S. Government Franklin U.S. U.S. Government
                                                             Market  Late Day MoneySecurities MoneyTreasury Money  Agency Money
                                                            PortfolioMarket PortfolioMarket PortfolioMarket PortfolioMarket Fund
                                                             ------    ----------     -----------    ----------     -----------
Fees waived................................................  $64,405       $57,114         $58,458       $112,514        $19,112
                                                             ======    ==========     ===========    ==========     ===========

Under the terms of a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Franklin U.S. Government Agency Money Market Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to .30% per annum of the average daily net assets of the Fund for costs incurred in the furnishing and promotion, offering and marketing of the Fund's shares. The plan does not permit nor require payments of excess costs after plan termination. Fees incurred by the Franklin U.S. Government Agency Money Market Fund amounted to $59,802 for the period ended December 31,1995.

Under terms of distribution plans, Advisers may also be reimbursed for the above mentioned costs at an approximate annual rate of .15% of the average daily net assets of the remaining Funds (excluding the Franklin U.S. Government Agency Money Market Fund). The plans do not permit nor require payments of excess costs after plan termination. There were no payments under this plan for these funds for the period ended December 31,1995.

At December 31,1995, Resources owned 14% of the Money Market Portfolio, 23% of the Franklin Late Day Money Market Portfolio, and 6% of the Franklin U.S. Government Agency Money Market Fund.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Such costs incurred for the period ended December 31,1995 aggregated $30,429, of which $6,509 was paid to Investor Services.

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, and Investor Services, which are wholly-owned subsidiaries of Resources, and The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio.


7. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period by Fund are as follows:



                          Per Share Operating Performance                                      Ratios/Supplemental Data
                      --------------------------------------                                 ----------------------------
                                                                                                                     Ratio of Net
            Net Asset                     Distributions                                    Net          Ratio of      Investment
 Period      Values at         Net          From Net        Net Asset                   Assets at       Expenses        Income
  Ended      Beginning     Investment      Investment       Values at       Total     End of Period    to Average     to Average
 June 30     of Period       Income          Income       End of Period    Return+     (in 000's)      Net Assets4    Net Assets
Money Market Portfolio:
1991           $1.00           $.071          $(.071)         $1.00        7.28%       $ 231,655         0.25%          7.11%
1992            1.00            .046           (.046)          1.00        4.72          188,846         0.25           4.69
1993            1.00            .033           (.033)          1.00        3.3           222,282         0.203          3.25
1994            1.00            .033           (.033)          1.00        3.35          218,254         0.153          3.24
1995            1.00            .053           (.053)          1.00        5.46          272,147         0.153          5.40
1995**          1.00            .029           (.029)          1.00        2.91          258,956         0.183*         5.75*
Franklin Late Day Money Market Portfolio:
1991            1.00            .070           (.070)          1.00        7.19          167,704         0.25           7.01
1992            1.00            .045           (.045)          1.00        4.58           43,300         0.25           4.58
1993            1.00            .031           (.031)          1.00        3.15           23,130         0.15           3.12
1994            1.00            .032           (.032)          1.00        3.2            60,299         0.15           3.17
1995            1.00            .051           (.051)          1.00        5.26           24,809         0.15           5.05
1995**          1.00            .028           (.028)          1.00        2.83           19,805         0.18*          5.55*
Franklin U.S. Government Securities Money Market Portfolio:
1991            1.00            .070           (.070)          1.00        7.13          373,371         0.25           6.79
1992            1.00            .045           (.045)          1.00        4.55          195,286         0.25           4.59
1993            1.00            .031           (.031)          1.00        3.18          310,382         0.193          3.12
1994            1.00            .032           (.032)          1.00        3.25          218,547         0.153          3.20
1995            1.00            .052           (.052)          1.00        5.32          334,830         0.153          5.26
1995**          1.00            .028           (.028)          1.00        2.85          208,505         0.183*         5.64*
Franklin U.S. Treasury Money Market Portfolio:
19921           1.00            .035           (.035)          1.00        3.59          194,223         0.02*          4.38*
1993            1.00            .031           (.031)          1.00        3.14          179,232         0.05           3.12
1994            1.00            .032           (.032)          1.00        3.23          195,135         0.05           3.17
1995            1.00            .051           (.051)          1.00        5.17          200,935         0.10           5.05
1995**          1.00            .027           (.027)          1.00        2.73          201,061         0.18*          5.35*
Franklin U.S. Government Agency Money Market Fund:
19942           1.00            .013           (.013)          1.00        1.31            5,065         0.40*          3.32*
1995            1.00            .051           (.051)          1.00        5.22           34,285         0.30           5.39
1995**          1.00            .027           (.027)          1.00        2.72           87,843         0.42*          5.30*


*Annualized
**For the six months ended December 31, 1995.
+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It assumes reinvestment of dividends and capital gains, if any, at net asset value. 1For the period August 2, 1991 (effective date) to June 30, 1992.
2For the period February 8, 1994 (effective date) to June 30, 1994. 3Includes the Funds' share of the Portfolios' allocated expenses.

7. FINANCIAL HIGHLIGHTS (cont.)

4During the periods indicated, Advisers agreed in advance to waive a portion of administration and management fees and made payments of other expenses incurred by the Funds. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

                                              Ratio of Expenses to
                                              Average Net Assets
                                              ------------------
Money Market Portfolio:
1991..........................................      0.71%
1992..........................................      0.74
1993..........................................      0.493
1994..........................................      0.253
1995..........................................      0.243
1995**........................................      0.253*
Franklin Late Day Money Market Portfolio:
1991..........................................      0.63
1992..........................................      0.67
1993..........................................      0.77
1994..........................................      0.81
1995..........................................      0.75
1995**........................................      0.83*

                                              Ratio of Expenses to
                                              Average Net Assets
                                              ------------------
Franklin U.S. Government Securities Money Market Portfolio:
1991..........................................      0.56%
1992..........................................      0.59
1993..........................................      0.453
1994..........................................      0.253
1995..........................................      0.233
1995**........................................      0.253*
Franklin U.S. Treasury Money Market Portfolio:
19921.........................................      0.31*
1993..........................................      0.35
1994..........................................      0.30
1995..........................................      0.30
1995**........................................      0.30*
Franklin U.S. Government Agency Money Market Fund:
19942.........................................      1.43*
1995..........................................      0.47
1995**........................................      0.48*


THE MONEY MARKET PORTFOLIOS

Statement of Investments in Securities and Net Assets, December 31, 1995 (unaudited)


     Face                                                                                               Value
    Amount        The Money Market Portfolio                                                          (Note 1)
 ---------------------------------------------------------------------------------------------------------------
                a Short Term Investments  86.6%
                  Certificates of Deposit  31.1%
 $ 40,000,000     Australia & New Zealand Banking Group, Ltd., New York Branch, 5.73% - 5.75%,
                   01/19/96 - 02/09/96 ........................................................     $ 40,000,098
   40,000,000     Bank of Nova Scotia, Portland Branch, 5.72% - 5.78%, 01/24/96 - 02/27/96 ....       40,000,438
   60,000,000     Banque Nationale de Paris, New York Branch, 5.73% - 5.80%,
                   01/16/96 - 02/28/96 ........................................................       60,002,171
   20,000,000     Bayerische Landesbank, New York Branch, 5.80%, 01/08/96 .....................       20,000,076
   45,000,000     Bayerische Vereinsbank, New York Branch, 5.73% - 5.78%, 01/11/96 - 02/08/96 .       45,000,000
   30,000,000     Commerzbank AG, New York Branch, 5.78% - 5.80%, 01/10/96 - 01/25/96 .........       30,000,066
   20,000,000     Credit Suisse, New York Branch, 5.73%, 01/09/96 .............................       19,999,956
   20,000,000     Deutsche Bank, New York Branch, 5.76%, 01/26/96 .............................       20,000,137
   25,000,000     Generale Bank, New York Branch, 5.75%, 03/04/96 .............................       25,001,293
   40,000,000     Lloyds Bank Plc., New York Branch, 5.70% - 5.80%, 01/30/96 - 09/11/96 .......       40,001,492
   20,000,000     National Westminster Bank, New York Branch, 5.81%, 01/30/96 - 01/31/96 ......       20,000,000
   40,000,000     Societe Generale, New York Branch, 5.72% - 5.90%, 05/13/96 - 06/07/96 .......       40,000,000
   20,000,000     Svenska Handelsbanken, New York Branch, 5.82%, 02/01/96 .....................       20,000,170
                                                                                                     ------------
                        Total Certificates of Deposit (Cost $420,005,897) .....................      420,005,897
                                                                                                     ------------
                  Commercial Paper  55.5%
   23,000,000     Abbey National North America, 5.45%, 03/14/96 ...............................       22,745,818
   60,000,000     American Express Credit Corp., 5.66% - 5.68%, 01/18/96 - 02/21/96 ...........       59,667,750
   25,000,000     Ameritech Corp., 5.70%, 02/26/96 ............................................       24,778,333
   55,000,000     Associates Corp. of North America, 5.66% - 5.71%, 01/17/96 - 02/20/96 .......       54,722,581
   60,000,000     AT&T Corp., 5.52% - 5.68%, 01/12/96 - 03/11/96 ..............................       59,700,562
   20,000,000     Campbell Soup Co., 5.92%, 02/02/96 ..........................................       19,894,757
   20,000,000     CIESCO L.P., 5.50%, 03/08/96 ................................................       19,795,278
   10,000,000     Commerzbank U.S. Finance, Inc., 5.70%, 01/12/96 .............................        9,982,583
   60,000,000     Den Danske Corp., Inc., 5.64% - 5.67%, 01/23/96 - 02/16/96 ..................       59,673,367
   25,000,000     Generale Bank, Inc., 5.65%, 02/07/96 ........................................       24,854,826
   60,000,000     General Electric Capital Corp., 5.45% - 5.48%, 03/22/96 - 05/02/96 ..........       58,962,777
   25,000,000     Halifax Building Society, 5.65%, 02/05/96 ...................................       24,862,673
   30,000,000     Kingdom of Sweden, 5.70%, 01/16/96 - 01/31/96 ...............................       29,881,250
   40,000,000     National Australian Funding (DE), Inc., 5.65% - 5.67%, 01/22/96 - 02/12/96 ..       39,802,016
   55,000,000     National Rural Utilities Cooperative Finance Corp., 5.63% - 5.66%,
                   02/13/96 - 02/23/96 ........................................................       54,569,881
   20,000,000     PepsiCo, Inc., 5.61%, 01/29/96 ..............................................       19,912,733
   10,000,000     Province of Alberta, 5.69%, 01/25/96 ........................................        9,962,067
   16,000,000     Province of British Columbia, 5.50%, 05/21/96 ...............................       15,655,334
   20,000,000     Royal Bank of Canada, 5.70%, 01/22/96 - 01/29/96 ............................       19,922,417
   20,000,000     Smithkline Beecham Corp., 5.75%, 02/02/96 ...................................       19,897,778
   20,000,000     Societe Generale, N.A. Inc., 5.66%, 02/14/96.................................       19,861,644

                  Commercial Paper (cont.)
 $ 40,000,000     Svenska Handelsbanken, Inc., 5.68% - 5.71%, 01/16/96 - 02/15/96 .............     $ 39,810,415
   20,000,000     Westpac Capital Corp., 5.58%, 03/20/96 ......................................       19,755,100
   20,000,000     Wool International, 5.61%, 04/12/96 .........................................       19,682,100
                                                                                                     ------------
                        Total Commercial Paper (Cost $748,354,040) ............................      748,354,040
                                                                                                     ------------
                        Total Investments before Repurchase Agreements
                         (Cost $1,168,359,937) ................................................    1,168,359,937
                                                                                                     ------------
                b Receivables from Repurchase Agreements  13.1%
   25,000,000     Bear Stearns & Co. Inc., 5.75%, 01/02/96, (Maturity Value $25,015,972)
                   Collateral: U.S. Treasury Notes, 6.50%, 04/30/97 ...........................       25,000,000
   24,985,000     Fuji Securities, Inc., 5.85%, 01/02/96, (Maturity Value $25,016,250)
                   Collateral: U.S. Treasury Notes, 5.125%, 06/30/98...........................       25,000,000
       19,745   c J.P. Morgan Securities, Inc., 4.23%, 01/02/96, (Maturity Value $19,754) .....           19,745
  101,310,000     J.P. Morgan Securities, Inc., 5.80%, 01/02/96, (Maturity Value $101,375,289)
                   Collateral: U.S. Treasury Bills, 10/17/96 ..................................      101,310,000
   25,200,000     SBC Capital Markets, Inc., 5.70%, 01/02/96, (Maturity Value $25,015,833)
                   Collateral: U.S. Treasury Notes, 4.75%, 02/15/97............................       25,000,000
                                                                                                     ------------
                        Total Receivables from Repurchase Agreements (Cost $176,329,745) ......      176,329,745
                                                                                                     ------------
                            Total Investments (Cost $1,344,689,682)  99.7% ....................    1,344,689,682
                            Other Assets and Liabilities, Net  .3% ............................        4,011,515
                                                                                                     ------------
                            Net Assets  100.0% ................................................   $1,348,701,197
                                                                                                     ============



At December 31, 1995,  there was no unrealized  appreciation or depreciation for financial statements or income tax purposes.

PORTFOLIOABBREVIATIONS:
L.P. - Limited Partnership





aCertain short-term securities are traded on a discount basis; the rate shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
bFace amount for repurchase agreements is for the underlying collateral.
cSee Note 1(f) regarding sweep repurchase agreement.

                             The accompanying notes are an integral part of these financial statements.


THE MONEY MARKET PORTFOLIOS

Statement of Investments in Securities and Net Assets, December 31, 1995 (unaudited)


    Face                                                                                                Value
   Amount       The U.S. Government Securities Money Market Portfolio                                 (Note 1)
 --------------------------------------------------------------------------------------------------------------
               aShort Term Government Securities  100.1%
                Government Securities  12.3%
 $40,000,000    U.S. Treasury Bills, 5.415% - 6.27%, 01/11/96 - 02/01/96 (Cost $39,876,150) ....    $ 39,876,150
                                                                                                     ------------
               bReceivables from Repurchase Agreements  87.8%
  13,510,000    Bank of America Securities, Inc., 5.75%, 01/02/96, (Maturity Value $14,008,944)
                 Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 ..............................      14,000,000
  13,258,000    Barclays de Zoete Wedd Securities, Inc., New York, 5.50%, 01/02/96
                 (Maturity Value $14,008,556)
                 Collateral: U.S. Treasury Notes, 7.125%, 09/30/99 .............................      14,000,000
  50,000,000    Bear Stearns & Co., Inc., 5.80%, 01/02/96, (Maturity Value $50,119,278)
                 Collateral: U.S. Treasury Notes, 5.75%, 09/30/97 ..............................      50,087,000
  19,895,000    Bear Stearns & Co., Inc., 5.80%, 01/02/96, (Maturity Value $19,925,833)
                 Collateral: U.S. Treasury Notes, 5.75%, 10/31/00 ..............................      19,913,000
  13,470,000    Chase Securities, Inc., 5.55%, 01/02/96, (Maturity Value $14,008,633)
                 Collateral: U.S. Treasury Notes, 7.125%, 10/15/98 .............................      14,000,000
  13,570,000    Citicorp Securities, Inc., 5.85%, 01/02/96, (Maturity Value $14,009,100)
                 Collateral: U.S. Treasury Notes, 6.125%, 07/31/00 .............................      14,000,000
  13,155,000    Fuji Securities, Inc., 5.90%, 01/02/96, (Maturity Value $14,009,178)
                 Collateral: U.S. Treasury Notes, 8.125%, 02/15/98 .............................      14,000,000
  13,765,000    Lehman Brothers Securities, Inc., 5.85%, 01/02/96, (Maturity Value $14,009,100)
                 Collateral: U.S. Treasury Notes, 6.25%, 05/31/00 ..............................      14,000,000
  14,055,000    Merrill Lynch, Pierce, Fenner & Smith, Inc., 5.50%, 01/02/96,
                 (Maturity Value $14,008,556)
                 Collateral: U.S. Treasury Notes, 5.625%, 10/31/97 .............................      14,000,000
       7,274   cJ.P. Morgan Securities, Inc., 3.98%, 01/02/96, (Maturity Value $7,277) .........           7,274
  61,725,000    J.P. Morgan Securities, Inc., 5.80%, 01/02/96, (Maturity Value $61,764,778)
                 Collateral: U.S. Treasury Bills, 08/24/95 .....................................      61,725,000
  13,470,000    Morgan Stanley & Co., Inc., 5.87%, 01/02/96, (Maturity Value $14,009,131)
                 Collateral: U.S. Treasury Notes, 7.125%, 10/15/98 .............................      14,000,000
  13,920,000    Nomura Securities International, Inc., 5.85%, 01/02/96, (Maturity Value $14,009,100)
                 Collateral: U.S. Treasury Notes, 6.50%, 04/30/97 ..............................      14,000,000
  13,130,000    Swiss Bank Corp., Inc., 5.85%, 01/02/96, (Maturity Value $14,009,100)
                 Collateral: U.S. Treasury Notes, 7.75%, 11/30/99 ..............................      14,000,000
 $13,965,000    UBS Securities, Inc., 5.80%, 01/02/96, (Maturity Value $14,009,022)
                 Collateral: U.S. Treasury Notes, 7.25%, 11/30/96 ..............................    $ 14,000,000
                                                                                                     ------------
                      Total Receivables from Repurchase Agreements (Cost $285,732,274) .........     285,732,274
                                                                                                     ------------
                          Total Investments (Cost $325,608,424)  100.1% ........................    $325,608,424
                          Liabilities in Excess of Other Assets, Net  (.1)% ....................        (187,636)
                                                                                                     ------------
                          Net Assets  100.0% ...................................................    $325,420,788
                                                                                                     ============


At December 31, 1995,  there was no unrealized  appreciation or depreciation for financial statement or income tax purposes.





aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
bFace amount for repurchase agreements is for the underlying collateral.
cSee Note 1(f) regarding sweep repurchase agreement.

                             The accompanying notes are an integral part of these financial statements.



THE MONEY MARKET PORTFOLIOS

Financial Statements

Statements of Assets and Liabilities
December 31, 1995 (unaudited)

                                                      The U.S.
                                                     Government
                                 The Money        Securities Money
                              Market Portfolio    Market Portfolio
                                -----------         -----------
Assets:
 Investment in
 securities, at value
 and cost                     $1,168,359,937       $ 39,876,150
 Receivables from
 repurchase agree-
 ments, at value
 and cost                        176,329,745        285,732,274
 Receivables:
  Capital shares sold              4,776,914                 --
  Interest                         5,006,429            137,554
  From affiliates                      7,945             28,587
                                 -----------        -----------
      Total assets             1,354,480,970        325,774,565
                                 -----------        -----------
Liabilities:
 Payables:
  Capital shares
 repurchased                       5,607,684            301,833
  Management fees                    158,010             50,774
  Distributions to
 shareholders                          1,139                601
 Accrued expenses
 and other liabilities                12,940                569
                                 -----------        -----------
      Total liabilities            5,779,773            353,777
                                 -----------        -----------
Net assets, at value          $1,348,701,197       $325,420,788
                                 ===========        ===========
Shares outstanding             1,348,701,197        325,420,788
                                 ===========        ===========
Net asset value
 per share                             $1.00              $1.00
                                 ===========        ===========


Statements of Operations
for the six months ended December 31, 1995 (unaudited)

                                    The               The U.S.
                                   Money             Government
                                   Market         Securities Money
                                 Portfolio        Market Portfolio
                                -----------          -----------
Investment income:
 Interest                        $40,338,781        $10,736,757
                                 -----------        -----------
Expenses:
 Management fees
 (Note 5)                          1,028,226            278,704
 Custodian fees                       18,033             14,114
 Reports to shareholders              16,695              4,690
 Professional fees                    13,191              2,356
 Trustee' fees and
 expenses                              5,003              1,145
 Other                                11,711             11,819
 Expenses waived by
 manager (Note 5)                    (64,463)           (27,448)
                                 -----------        -----------
      Total expenses               1,028,396            285,380
                                 -----------        -----------
       Net investment
        income                    39,310,385         10,451,377
                                 -----------        -----------
Net realized loss on
 investments                              --               (328)
                                 -----------        -----------
Net increase in net assets
 resulting from operations       $39,310,385        $10,451,049
                                 ===========        ===========


   The accompanying notes are an integral part of these financial statements.


THE MONEY MARKET PORTFOLIOS

Financial Statements (cont.)

Statements  of Changes in Net Assets for the six months ended  December 31, 1995 (unaudited)
and the year ended June 30, 1995

                                                                                   The U.S. Government Securities
                                                   The Money Market Portfolio          Money Market Portfolio
                                                    ------------------------           -----------------------
                                                   Six Months          Year          Six Months         Year
                                                 ended 12/31/95    ended 6/30/95   ended 12/31/95   ended 6/30/95
                                                   -----------     ------------      -----------     -----------
Increase (decrease) in net assets:
Operations:
 Net investment income .......................    $ 39,310,385     $ 65,941,077     $ 10,451,377    $ 22,234,614
 Net realized gain (loss) from security
  transactions ...............................              --            1,356             (328)            392
                                                   -----------     ------------      -----------     -----------
 Net increase in net assets resulting from
  operations .................................      39,310,385       65,942,433       10,451,049      22,235,006
Distributions to shareholders from undistributed
 net investment income .......................     (39,310,385)     (65,942,433)c    (10,451,049)b   (22,235,006)a
Increase (decrease) in net assets from capital
 share transactions (Notes 2 and 6) ..........      43,126,784    1,086,385,190     (149,233,598)    256,106,321
                                                   -----------     ------------      -----------     -----------
Net increase (decrease) in net assets ........      43,126,784    1,086,385,190     (149,233,598)    256,106,321
Net assets (there is no undistributed net invest-
 ment income at beginning or end of the period):
  Beginning of period.........................   1,305,574,413      219,189,223      474,654,386     218,548,065
                                                   -----------     ------------      -----------     -----------
  End of period...............................  $1,348,701,197   $1,305,574,413     $325,420,788    $474,654,386
                                                   ===========     ============      ===========     ===========





aDistributions were increased by a net realized gain from security transactions of $392.
bDistributions were decreased by a net realized loss from security transactions of $328.
cDistributions were increased by a net realized gain from security transactions of $1,356.

                             The accompanying notes are an integral part of these financial statements.



THE MONEY MARKET PORTFOLIOS

Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

The Money Market Portfolios (the Money Market) is a no load, open-end management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Money Market has two diversified portfolios (the Portfolios) consisting of The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio. Each of the Portfolios issues a separate series of shares and maintains a totally separate and distinct investment portfolio. The shares of the Money Market are issued in private placements and are thus exempt from registration under the Securities Act of 1933.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities are valued at amortized cost, which approximates value. Each of the Portfolios must maintain a dollar weighted average maturity of 90 days or less and only purchase instruments having remaining maturities of 397 days or less. If a Portfolio has a remaining weighted average maturity of greater than 90 days, the Portfolio will be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, within the range of the most recent quoted bid and asked prices. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00.

b. Income Taxes:

The Portfolios intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Portfolios from income and excise taxes. Each Portfolio is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Net investment income includes income, calculated on an accrual basis, amortization of original issue and market discount or premium, if any, and estimated expenses which are accrued daily. The total available for distributions is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and changes in unrealized portfolio appreciation or depreciation, if any.

Distributions are normally declared each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above), and are payable to shareholders of record as of the close of business that day. Such distributions are automatically reinvested monthly in additional shares of the Portfolio at net asset value.

e. Expense Allocation:

Common expenses incurred by the Money Market are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Repurchase Agreements:

The Portfolios may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. A repurchase agreement is accounted for as a loan by the Portfolio to the seller, collateralized by underlying U.S. government securities, which are delivered to the Portfolio's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Portfolio, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1995, all outstanding repurchase agreements held by the Portfolios had been entered into on December 29, 1995.

The Portfolios may enter into a sweep agreement with their custodian bank. In a sweep, the excess cash in the Portfolios' demand deposit account at the end of the day is invested overnight. The Money Market Portfolio's cash is invested in a AAA rated time deposit of Morgan Guaranty Trust Company's Nassau branch. The U.S. Government Securities Money Market Portfolio's excess cash is invested in a U.S. government-backed repurchase agreement with Morgan Guaranty Trust Company of New York. Funds are returned to the Portfolios' demand deposit accounts as the first transaction of the next business day.

2. TRUST SHARES

At December 31, 1995, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in the Portfolios' shares at $1.00 per share for the six months ended December 31, 1995 and the year ended June 30, 1995 were as follows:

                                                                                                     The U.S. Government
                                                                                     The Money        Securities Money
                                                                                 Market Portfolio     Market Portfolio
                                                                                   ------------        -------------
Six months ended December 31, 1995
Shares sold.................................................................    $  1,054,612,974       $ 471,576,768
Shares issued in reinvestment of distributions..............................          39,318,379          10,450,858
Shares redeemed.............................................................      (1,050,804,569)       (631,261,224)
                                                                                    ------------       -------------
Net increase (decrease).....................................................      $   43,126,784      $ (149,233,598)
                                                                                    ============       =============
Year ended June 30, 1995
Shares sold.................................................................    $  2,811,245,134    $  2,270,754,653
Shares issued in reinvestment of distributions..............................          65,932,187          22,235,271
Shares redeemed.............................................................      (2,923,489,920)     (2,175,508,395)
Shares issued in connection with assets transfer (Note 6)...................       1,132,697,789         138,624,792
                                                                                    ------------       -------------
Net increase................................................................    $  1,086,385,190     $   256,106,321
                                                                                    ============       =============

3. CAPITAL LOSS CARRYOVERS

At June 30, 1995, for tax purposes, The Money Market Portfolio had an accumulated net realized loss of $3,790. For tax purposes, the aggregate cost of securities are the same for financial statement purposes at June 30, 1995.

4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales/maturities of securities for the six months ended December 31, 1995 were as follows:

                                                                                                     The U.S. Government
                                                                                     The Money        Securities Money
                                                                                 Market Portfolio     Market Portfolio
                                                                                   ------------        -------------
Purchases...................................................................     $29,397,969,723     $33,343,479,654
                                                                                    ============       =============
Sales.......................................................................     $29,358,186,276     $33,493,137,982
                                                                                    ============       =============

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to the Portfolios, and receives fees computed monthly based on the average daily net assets of the Portfolios during the month. The Portfolios pay fees equal to an annualized rate of 0.150 of 1% of their average daily net assets. For the six months ended December 31, 1995, Advisers agreed in advance to waive $64,463 and $27,448 of the management fees for The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio, respectively.

Certain officers and trustees of the Portfolios are also officers and/or directors of Advisers and Franklin/Templeton Investor Services, Inc. (Investor Services), which are all wholly-owned subsidiaries of Franklin Resources, Inc., and the Franklin Money Fund, Franklin Templeton Money Fund Trust - Franklin Templeton Money Fund II, Franklin Federal Money Fund, and three funds of the Institutional Fiduciary Trust, which are the Money Market Portfolio, Franklin Cash Reserves Fund and Franklin U.S. Government Securities Money Market Porfolio.

As of December 31, 1995, the shares of The Money Market Portfolio were owned by the following funds:

                                                                                                           Percentage of
                                                                                            Shares      Outstanding Shares
                                                                                          ----------       ------------
Franklin Money Fund.............................................................         1,066,716,166         79.09%
Institutional Fiduciary Trust - Money Market Portfolio..........................           258,982,647         19.20%
Institutional Fiduciary Trust - Franklin Cash Reserves Fund.....................            20,752,073          1.54%
Franklin Templeton Money Fund Trust - Franklin Templeton Money Fund II..........             2,250,311           .17%

As of December  31, 1995,  the shares of The U.S.  Government  Securities  Money
Market Portfolio were owned by the following funds:

                                                                                                           Percentage of
                                                                                            Shares      Outstanding Shares
                                                                                          ----------       ------------
Institutional Fiduciary Trust-Franklin U.S. Government Securities Money Market Portfolio   208,508,416         64.07%
Franklin Federal Money Fund.....................................................           116,912,372         35.93%

6. ASSETS TRANSFER

On August 1, 1994, the Franklin Money Fund and the Franklin Federal Money Fund transferred substantially all of their net assets, respectively, into The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio. The transfers were accompanied by a tax-free exchange of 1,132,697,789 capital shares of The Money Market Portfolio for net assets valued at $1,132,697,789 of the Franklin Money Fund and 138,624,792 capital shares of The U.S. Government Securities Money Market Portfolio for net assets valued at $138,624,792 of the Franklin Federal Money Fund.

7. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period by Portfolio are as follows:

                      Per Share Operating Performance                             Ratios/Supplemental Data
                     ---------------------------------                           --------------------------
                                                                                                         Ratio of Net
             Net Asset                Distributions                           Net Assets     Ratio of     Investment
  Period     Values at       Net        From Net      Net Asset                at End        Expenses       Income
  Ended      Beginning    Investment   Investment     Values at      Total    of Period     to Average    to Average
  June 30    of Period      Income       Income     End of Period    Return   (in 000's)    Net Assets+   Net Assets
---------------------------------------------------------------------------------------------------------------------
The Money Market Portfolio
1993*          $1.00       $0.027       $(0.027)        $1.00         2.92%    $ 222,358      0.15%**       3.18%**
1994            1.00        0.033        (0.033)         1.00         3.33       219,189      0.15          3.25
1995            1.00        0.053        (0.053)         1.00         5.46     1,305,574      0.15          5.42
1995***         1.00        0.029        (0.029)         1.00         2.93     1,348,701      0.15**        5.73**

The U.S. Government Securities Money Market Portfolio
1993*           1.00        0.021        (0.021)         1.00         2.27       310,319      0.15**        3.05**
1994            1.00        0.032        (0.032)         1.00         3.25       218,548      0.15          3.20
1995            1.00        0.052        (0.052)         1.00         5.32       474,654      0.15          5.25
1995***         1.00        0.028        (0.028)         1.00         2.87       325,421      0.15**        5.62**

*July 28, 1992 (effective date of registration) to June 30, 1993.
**Annualized
***For the six months ended December 31, 1995.
++Total  return  measures  the  change in value of an  investment  over the  periods  indicated.  It is not  annualized.  It assumes reinvestment of dividends and capital gains, if any, at net asset value.
+During the periods indicated,  Advisers agreed in advance to waive a portion of management fees of the Portfolios.  Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

                                                                         Ratio of Expenses to
                                                                          Average Net Assets
                                                                              -----------
                           The Money Market Portfolio
                           1993*......................................          .17%**
                           1994.......................................          .17
                           1995.......................................          .16
                           1995***....................................          .16**

                           The U.S. Government Securities
                           Money Market Portfolio
                           1993*......................................          .18%**
                           1994.......................................          .17
                           1995.......................................          .16
                           1995***....................................          .17**


To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.




IFT Money Market Funds

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) of REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's securities breakdown by security type as a percentage of the fund's total net assets.

Portfolio Composition on 12/31/95
Repurchase Agreements                           13.0%
Certificates of Deposit                         31.0%
Commercial Paper                                56.0%



GRAPHIC MATERIAL(2)

The following line graph hypothetically compares the 7-day yields of Franklin's IFT Money Market Portfolio to that of Donoghue's First Tier Institutional-Only, from 6/30/95 to 12/31/95.

Date              Franklin          Donoghue's
 06/27/95           5.97%               5.75%
 07/03/95           5.98%               5.76%
 07/11/95           5.85%               5.70%
 07/17/95           5.88%               5.63%
 07/25/95           5.83%               5.61%
 08/01/95           5.88%               5.61%
 08/08/95           5.81%               5.57%
 08/15/95           5.79%               5.55%
 08/22/95           5.77%               5.54%
 08/29/95           5.74%               5.54%
 09/05/95           5.74%               5.53%
 09/12/95           5.67%               5.52%
 09/19/95           5.70%               5.53%
 09/26/95           5.67%               5.50%
 10/03/95           5.70%               5.56%
 10/10/95           5.62%               5.49%
 10/23/95           5.64%               5.49%
 10/31/95           5.65%               5.52%
 11/07/95           5.63%               5.49%
 11/14/95           5.64%               5.50%
 11/21/95           5.64%               5.51%
 11/28/95           5.66%               5.53%
 12/05/95           5.62%               5.49%
 12/12/95           5.59%               5.48%
 12/19/95           5.60%               5.50%
 12/26/95           5.59%               5.46%


GRAPHIC MATERIAL (3)

This chart shows in pie chart format the fund's securities breakdown by security type as a percentage of the fund's total net assets.

Portfolio Composition on 12/31/95
Treasuries                                       3.0%
Repurchase Agreements                           97.0%


GRAPHIC MATERIAL(4)

The following  line graph  hypothetically  compares the 7-day yields of Franklin
Late  Day  Money  Market   Portfolio  to  that  of  Donoghue's   Government-Only
Institutional-Only, from 6/30/95 to 12/31/95.

Date              Franklin           Donoghue's
 06/27/95           5.76%               5.60%
 07/03/95           5.71%               5.62%
 07/11/95           5.69%               5.54%
 07/17/95           5.53%               5.45%
 07/25/95           5.57%               5.44%
 08/01/95           5.55%               5.45%
 08/08/95           5.54%               5.41%
 08/15/95           5.55%               5.41%
 08/22/95           5.53%               5.41%
 08/29/95           5.48%               5.38%
 09/05/95           5.51%               5.38%
 09/12/95           5.49%               5.37%
 09/19/95           5.54%               5.40%
 09/26/95           5.43%               5.34%
 10/03/95           5.79%               5.48%
 10/10/95           5.46%               5.31%
 10/23/95           5.48%               5.31%
 10/31/95           5.52%               5.36%
 11/07/95           5.46%               5.32%
 11/14/95           5.52%               5.34%
 11/21/95           5.55%               5.38%
 11/28/95           5.66%               5.42%
 12/05/95           5.56%               5.36%
 12/12/95           5.56%               5.36%
 12/19/95           5.58%               5.37%
 12/26/95           5.49%               5.27%


GRAPHIC MATERIAL (5)

This chart shows in pie chart format the fund's securities breakdown by security type as a percentage of the fund's total net assets.

Portfolio Composition on 12/31/95
Treasuries                                      12.0%
Repurchase Agreements                           88.0%


GRAPHIC MATERIAL(6)

The following line graph hypothetically compares the 7-day yields of Franklin U.S. Government Securities Money Market Portfolio to that of Donoghue's Government-Only Institutional-Only, from 6/30/95 to 12/31/95.

Date              Franklin          Donoghue's
 06/27/95           5.83%               5.60%
 07/03/95           5.83%               5.62%
 07/11/95           5.74%               5.54%
 07/17/95           5.57%               5.45%
 07/25/95           5.57%               5.44%
 08/01/95           5.62%               5.45%
 08/08/95           5.59%               5.41%
 08/15/95           5.56%               5.41%
 08/22/95           5.59%               5.41%
 08/29/95           5.56%               5.38%
 09/05/95           5.55%               5.38%
 09/12/95           5.54%               5.37%
 09/19/95           5.57%               5.40%
 09/26/95           5.51%               5.34%
 10/03/95           5.77%               5.48%
 10/10/95           5.49%               5.31%
 10/23/95           5.50%               5.31%
 10/31/95           5.59%               5.36%
 11/07/95           5.56%               5.32%
 11/14/95           5.58%               5.34%
 11/21/95           5.59%               5.38%
 11/28/95           5.72%               5.42%
 12/05/95           5.60%               5.36%
 12/12/95           5.60%               5.36%
 12/19/95           5.64%               5.37%
 12/26/95           5.50%               5.27%

GRAPHIC MATERIAL (7)

This chart shows in pie chart format the fund's securities breakdown by security type as a percentage of the fund's total net assets.

Portfolio Composition on 12/31/95
Treasuries                                      100%


GRAPHIC MATERIAL(8)

The following line graph hypothetically compares the 7-day yields of Franklin U.S. Treasury Money Market Portfolio to that of Donoghue's Government-Only Institutional-Only, from 6/30/95 to 12/31/95.

Date              Franklin          Donoghue's
 06/27/95           5.53%               5.60%
 07/03/95           5.51%               5.62%
 07/11/95           5.51%               5.54%
 07/17/95           5.51%               5.45%
 07/25/95           5.52%               5.44%
 08/01/95           5.51%               5.45%
 08/08/95           5.49%               5.41%
 08/15/95           5.47%               5.41%
 08/22/95           5.45%               5.41%
 08/29/95           5.42%               5.38%
 09/05/95           5.37%               5.38%
 09/12/95           5.34%               5.37%
 09/19/95           5.34%               5.40%
 09/26/95           5.30%               5.34%
 10/03/95           5.30%               5.48%
 10/10/95           5.28%               5.31%
 10/23/95           5.27%               5.31%
 10/31/95           5.27%               5.36%
 11/07/95           5.23%               5.32%
 11/14/95           5.27%               5.34%
 11/21/95           5.30%               5.38%
 11/28/95           5.28%               5.42%
 12/05/95           5.29%               5.36%
 12/12/95           5.28%               5.36%
 12/19/95           5.29%               5.37%
 12/26/95           5.18%               5.27%


GRAPHIC MATERIAL (9)

This chart shows in pie chart format the fund's securities breakdown by security as a percentage of the fund's total net assets.

Portfolio Composition on 12/31/95
Federal Home Loan Bank                          57.0%
Federal Farm Credit Bank                        36.0%
Treasuries                                       5.0%
Farm Credit Disc Notes                           2.0%


GRAPHIC MATERIAL(10)

The following  line graph  hypothetically  compares the 7-day yields of Franklin
U.S.   U.S.   Government   Agency  Money  Market  Fund  to  that  of  Donoghue's
Government-Only Institutional-Only, from 6/30/95 to 12/31/95.

Date              Franklin          Donoghue's
 06/27/95           5.64%               5.60%
 07/03/95           5.65%               5.62%
 07/11/95           5.57%               5.54%
 07/17/95           5.52%               5.45%
 07/25/95           5.52%               5.44%
 08/01/95           5.48%               5.45%
 08/08/95           5.45%               5.41%
 08/15/95           5.45%               5.41%
 08/22/95           5.43%               5.41%
 08/29/95           5.45%               5.38%
 09/05/95           5.39%               5.38%
 09/12/95           5.28%               5.37%
 09/19/95           5.29%               5.40%
 09/26/95           5.27%               5.34%
 10/03/95           5.25%               5.48%
 10/10/95           5.25%               5.31%
 10/23/95           5.25%               5.31%
 10/31/95           5.25%               5.36%
 11/07/95           5.22%               5.32%
 11/14/95           5.22%               5.34%
 11/21/95           5.24%               5.38%
 11/28/95           5.24%               5.42%
 12/05/95           5.24%               5.36%
 12/12/95           5.24%               5.36%
 12/19/95           5.24%               5.37%
 12/26/95           5.21%               5.27%